UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 29, 2011

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 29, 2011, we, through G&E HC REIT II Southeastern SNF Portfolio, LLC, our wholly owned subsidiary, entered into a purchase and sale agreement, or the Purchase Agreement, with Wellington Healthcare Services, L.P., or the Seller Guarantor, an unaffiliated third party, and twenty entities affiliated with the Seller Guarantor, or collectively, the Seller, for the purchase of ten separate skilled nursing facilities, or the Southeastern Skilled Nursing Facility Portfolio or the Southeastern SNF Portfolio, for an aggregate purchase price of $166,500,000, plus closing costs. The Southeastern SNF Portfolio consists of ten separate skilled nursing facilities: (i) Rockdale Healthcare Center, Riverside Health Care Center, New London Healthcare, Bell Minor Home, Westminster Commons and Nurse Care of Buckhead, located in Conyers, Covington, Snellville, Gainesville and Atlanta, Georgia, respectively; (ii) Parkway Health and Rehabilitation Center and Millington Healthcare Center, located in Memphis and Millington, Tennessee, respectively; (iii) Nurse Care of Shreveport, located in Shreveport, Louisiana; and (iv) Sea Breeze Health Care Center, located in Mobile, Alabama.

The material terms of the Purchase Agreement provide for: (i) a due diligence period ending on the earlier of the twenty-first day following September 29, 2011, or the effective date, or October 15, 2011; (ii) an initial deposit of $3,000,000, which was due within three business days of the effective date and an additional deposit of $2,000,000 that is due on the first business day following the end of the due diligence period, which are non-refundable after the expiration of the due diligence period, except in limited circumstances as provided for under the Purchase Agreement; (iii) a closing date to occur the later of December 9, 2011 or 10 business days following the date on which the "assumption contingency," as defined in the Purchase Agreement, has been satisfied in relation to the loans we intend to assume in connection with our purchase of the Southeastern SNF Portfolio, unless otherwise required by the lenders of such loan assumptions; and (iv) the termination of the Purchase Agreement by either us or the Seller after the expiration of the due diligence period and upon delivery of written notice to the other party in the event of default, if such default is not cured within 15 business days after receipt of such written notice. In the event we are in default under the terms of the Purchase Agreement, the Seller can either terminate the Purchase Agreement in its entirety or as to a specific facility of the Southeastern SNF Portfolio, which is the subject of our default. In the event the Seller is in default of the Purchase Agreement, we can either file a legal action for specific performance of the Seller’s obligation to perform according to the terms of the Purchase Agreement or terminate the Purchase Agreement in its entirety. In addition, we may terminate the Purchase Agreement as follows: (a) at any time prior to the expiration of the due diligence period upon delivery of written notice to the Seller of our election to terminate the Purchase Agreement; (b) upon timely delivery to the Seller of our written notice to terminate due to a title objection, which the Seller elects not to or fails to remedy pursuant to the terms of the Purchase Agreement; (c) or upon the failure of the assumption contingency, as provided for under the Purchase Agreement. The Purchase Agreement also contains additional covenants, representations and warranties that are customary of real estate purchase and sale agreements.

The approximate purchase prices of the ten skilled nursing facilities comprising the Southeastern SNF Portfolio, which are subject to proration and adjustment pursuant to the terms of the Purchase Agreement, are as follows: (i) $24,499,000 for Rockdale Healthcare Center; (ii) $17,616,000 for Riverside Health Care Center; (iii) $24,901,000 for New London Healthcare; (iv) $12,126,000 for Bell Minor Home; (v) $4,879,000 for Westminster Commons; (vi) 22,264,000 for Nurse Care of Buckhead; (vii) $15,903,000 for Parkway Health and Rehabilitation Center; (viii) $13,966,000 for Millington Healthcare Center; (ix) $21,005,000 for Nurse Care of Shreveport; and (x) $9,341,000 for Sea Breeze Health Care Center.

We intend to finance the purchase of the Southeastern SNF Portfolio using a combination of debt financing, including the purposed assumption of loans totaling approximately $84,000,000 and borrowings under our secured revolving lines of credit with KeyBank National Association and Bank of America, N.A., and funds raised through our initial public offering. We anticipate paying an acquisition fee of approximately $4,579,000, or 2.75% of the aggregate purchase price of the Southeastern SNF Portfolio, to Grubb & Ellis Equity Advisors, LLC, the managing member of Grubb & Ellis Healthcare REIT II Advisor, LLC, our advisor. The closing of the Southeastern SNF Portfolio is expected to occur during the fourth quarter of 2011; however, no assurance can be provided that we will be able to purchase the Southeastern SNF Portfolio in the anticipated timeframe, or at all.

The material terms of the Purchase Agreement are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 5, 2011, we issued a press release announcing the entry into the Purchase Agreement in connection with the proposed acquisition of the Southeastern SNF Portfolio. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Purchase and Sale Agreement by and between G&E HC REIT II Southeastern SNF Portfolio, LLC, Falligant Avenue Associates, L.P., Ivan Associates, L.P., McGee Road Associates, L.P., Powder Springs Road Associates, L.P., Red River Associates, L.P., San Alejandro Associates, L.P., San Carlos Associates, L.P., Tennessee Property Associates, L.P., West Point Road Associates, L.P., West Street Associates, L.P., LTC Consulting, L.P., Congress Street Partners, L.P., England Associates, L.P., Pharr Court Associates, L.P., Irving Place Associates, L.P., Hamilton Mill Associates, L.P., Facility Investments, L.P., South Parkway Associates, L.P., Wellington Healthcare Properties, L.P., Riverside Healthcare, L.P. and Wellington Healthcare Services, L.P., dated September 29, 2011

99.1 Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated October 5, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

October 5, 2011	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Purchase and Sale Agreement by and between G&E HC REIT II Southeastern SNF Portfolio, LLC, Falligant Avenue Associates, L.P., Ivan Associates, L.P., McGee Road Associates, L.P., Powder Springs Road Associates, L.P., Red River Associates, L.P., San Alejandro Associates, L.P., San Carlos Associates, L.P., Tennessee Property Associates, L.P., West Point Road Associates, L.P., West Street Associates, L.P., LTC Consulting, L.P., Congress Street Partners, L.P., England Associates, L.P., Pharr Court Associates, L.P., Irving Place Associates, L.P., Hamilton Mill Associates, L.P., Facility Investments, L.P., South Parkway Associates, L.P., Wellington Healthcare Properties, L.P., Riverside Healthcare, L.P. and Wellington Healthcare Services, L.P., dated September 29, 2011
99.1	Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated October 5, 2011